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                                                                    Exhibit 99.2

                            JAG Media Holdings, Inc.

For Immediate Release:
----------------------

Contacts:
---------
Stephen J. Schoepfer, EVP & COO
JAG Media Holdings, Inc.
(888) 828-4174
steve@jagnotes.com
------------------

                    JAG Media Holdings, Inc. Announces Update
                       Regarding Status of Stock Dividend

Boca Raton, FL, April 29, 2003 - JAG Media Holdings, Inc. (OTCBB: JGMHA) announced, today, an update regarding the status of its recently declared stock dividend. The Company's transfer agent has begun issuing Series 2 Class B dividend stock certificates to registered shareholders and will begin mailing the certificates shortly. The transfer agent is also in the process of reviewing and reconciling beneficial owner lists which have been submitted by some DTC participants.

It is important that the Company's shareholders review carefully the information released below because the Company has already received confirmation of "fails to receive" and "fails to deliver" shares of its common stock from various participants, including The Canadian Depository for Securities. Anyone who thought they bought our Class A common stock from a seller who has failed to deliver those shares is not in fact a lawful owner of our Class A common stock and is not entitled to the stock dividend.

Therefore, it is very important that you confirm with the Company and your broker that your broker has submitted a correct list of beneficial owners of our shares to our stock transfer agent AND THAT YOU AND YOUR SHARES ARE ON THAT LIST since the Company will only issue the new Series 2 Class B dividend certificates to those beneficial owners listed in the beneficial owner lists submitted by each DTC participant, not to exceed, however, each participant's position with DTC as of the record date. Also, notwithstanding that the dividend record date has passed, the Company still urges all shareholders to request from their broker a stock certificate representing their ownership interest in the Company's Class A common stock. Any such request should be made in writing. For shareholders' convenience, a sample letter which shareholders may wish to consider using for this purpose is posted on the Company's website (www.jagnotes.com).

Under the terms of the dividend, all participants were required by DTC and NASDAQ to submit their beneficial owner lists to the Company's transfer agent within five (5) business days after the dividend record date. As of the close of business on April 25, 2003, 27 DTC broker or clearing participants have still not submitted their beneficial owner lists to the Company's transfer agent. The names of those brokers and other participants who have not yet submitted


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their beneficial owner lists and the number of shares of our Class A common stock held by each of them through DTC as of April 14, 2003, the dividend record date, are set forth below:

        -----------------------------------------------------------------------------------------
                                                                                         DTC
                     DTC #                          Participant                        Position
        -----------------------------------------------------------------------------------------

        1         10           Brown Brothers Harriman & Co.                              66,618
        2         19           Jefferies & Company, Inc.                                     169
        3         50           Morgan Stanley & Co. Incorporated                           2,000
        4         75           Linsco Private Ledger Corp.                                   799
        5         161          Merrill Lynch Pierce Fenner & Smith                        45,534
        7         280          US Bancorp Investments, Inc.                                1,000
        8         297          Advantage Correspondent Clearing Services                     497
        9         311          US Bancorp Piper Jaffray, Inc.                              1,000
        10        442          Andover Capital Partners LLC                                7,500
        11        493          Parker/Hunter Incorporated                                 12,066
        12        623          Wm. V. Frankel & Co., Inc.                                    179
        14        756          H & R Block Financial Advisors, Inc.                       17,498
        15        773          Bank of America Securities, Inc.                           36,363
        16        780          Morgan, Keegan & Company, Inc.                              9,181
        17        785          Brown & Company Securities Corporation                     99,176
        18        799          McDonald Investments Inc.                                   4,725
        19        901          The Bank of New York                                        6,157
        20        931          United States Trust Company of New York                       454
        21        997          SSB & T Co.                                                10,000
        22        2193         SSB-Ph Cus                                                    454
        24        5208         GS International                                            5,000
        26        8072         Alpine Securities Corp.                                     9,000
        27        8273         J.B. Oxford & Company                                      32,799

        -----------------------------------------------------------------------------------------
                               TOTAL SHARES OF CLASS A COMMON STOCK                      368,169
        -----------------------------------------------------------------------------------------


IF YOUR BROKER IS LISTED ABOVE, PLEASE CONTACT YOUR BROKER IMMEDIATELY TO REMIND THEM THAT YOU CANNOT RECEIVE YOUR STOCK DIVIDEND UNTIL THEY SUBMIT THEIR BENEFICIAL OWNER LIST WITH YOUR NAME AND SHARES ON IT. You may also want to report your broker to NASD if they do not respond to your request. To do so, submit the relevant information to the appropriate NASD district office as indicated on its website, www.nasdr.com/complaints_file.asp.

For the benefit of its shareholders, the Company has also posted on its website a copy of the Security Position Listing provided to the Company by DTC, which reflects each broker-participant's position in the Company's Class A common stock as of the dividend record date, according to DTC's records.


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If your broker is not listed above but is listed on our website, it has submitted a beneficial owner list. YOU SHOULD CONFIRM DIRECTLY WITH THE COMPANY AND YOUR BROKER THAT YOUR NAME AND THE NUMBER OF SHARES WHICH YOU OWN IS ON THAT LIST.

Also note carefully the total number of shares shown for your broker-participant on our website. In some cases, a single "shareholder" of the Company holds more shares at a broker than the broker has with DTC. Again, if you find such a situation, or if your name and shares are not correctly reflected on your broker's list, you may wish to contact NASD as noted above, in addition to contacting the Company.

Finally, to help the Company monitor the dividend distribution process and to alert the Company to any problem areas, please also let the Company know if you are experiencing any difficulties in getting your broker to submit its beneficial owner list, in confirming whether your name and correct number of shares are on such list or in getting your Class A or Class B common stock position certificated. Also, if your name is not contained in a beneficial owner list and you believe it should be, or if your holdings of the Company's Class A common stock are understated, or otherwise not accurately reflected in any beneficial owner list, please fax a copy of your account statement to the Company to enable the Company to verify any such discrepancies. You should feel free to redact from such account statements any information not relevant to establishing your position in the Company's Class A common stock. You may contact the Company:

     o by e-mail at dividend@jagmedia.biz;
     o by fax at (561) 892-0821;
     o by telephone at (561) 892-0821.

About JAG Media Holdings, Inc.
------------------------------

JAG Media Holdings, Inc. is a provider of Internet-based equities research and financial information that offers its subscribers a variety of stock market research, news, commentary and analysis, including "JAG Notes", the Company's flagship early morning consolidated research product. The Company also offers, through its wholly-owned subsidiary, JAG Company Voice LLC, its "Company Voice" service which provides publicly traded companies with production services and distribution for their corporate messages in streaming video/audio format. The Company's websites are located at www.jagnotes.com and www.thecompanyvoice.com.

Safe Harbor Statement - Certain statements made herein that are not historical are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995 and may contain forward-looking statements, with words such as "Anticipate, "believe," "expect," "future," "may," "will," "should," "plan," "projected," "intend," and similar expressions to identify forward-looking statements. These statements are based on the Company's beliefs and the assumptions it made using information currently available to it. Because these statements reflect the Company's current views concerning future events, these statements involve risks, uncertainties and assumptions. The actual results could differ materially from the results discussed in the forward-looking statements. In any event, undue reliance should not be


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placed on any forward-looking statements, which apply only as of the date of this press release. Accordingly, reference should be made to the Company's periodic filings with the Securities and Exchange Commission.





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